                                 AMENDMENT NO. 1
                                       TO
                             MASTER LEASE AGREEMENT
                     DATED SEPTEMBER 22, 2000 (THE "LEASE")
                                 BY AND BETWEEN
                        NEOTHERAPEUTICS, INC. ("LESSEE")
                                       AND
                    COMDISCO LABORATORY AND SCIENTIFIC GROUP,
                     A DIVISION OF COMDISCO, INC. ("LESSOR")

WHEREAS, Lessor and Lessee desire to enter into the Lease; and

WHEREAS, Lessor and Lessee desire to amend certain provisions of the Lease as hereafter provided; and

WHEREAS, the Amendment shall be deemed to have been entered into contemporaneously with and integrated into the terms and conditions of the Lease.

NOW THEREFORE, for good and valuable consideration, Lessor and Lessee hereby agree to amend the Lease as follows:

        1 Lessee agrees to maintain a financial status of all of the following during the term of the Lease and any extension or renewal thereof.

        A. Cash or equivalents of not less than $5,000,000.00;

        2. In addition, Lessee agrees to provide Lessor with quarterly financial statements within forty-five (45) days after the end of each fiscal quarter and audited annual financial statements within one hundred twenty (120) days of the end of each fiscal year.

        3. Failure of Lessee to maintain any one of the above at any time during the Lease term and any extension or renewal thereof or the failure to make any payment due under the Lease is an Event of Default under the Lease which Lessee must, within ten (10) days, provide a Letter of Credit from a bank acceptable to Lessor for one hundred percent (100%) of all rent then due or to become due under the lease as of the date of the default. Along with the Letter of Credit, Lessee shall also execute a Letter of Credit Agreement with Lessor. The Letter of Credit and Letter of Credit Agreement shall be in a form identical to Exhibits A & B attached and incorporated herein.

        4. Lessor shall also be entitled to any or all remedies or actions in the event of default, as provided in the Lease, and this Amendment shall not be construed to limit Lessor's rights in any way.

Except as set out herein, Lessor and Lessee hereby agree that the terms and conditions of the Lease shall remain in full force and effect as entered into by the parties on or prior to the date hereof.

NEOTHERAPEUTICS, INC.                  COMDISCO LABORATORY AND SCIENTIFIC GROUP,
as Lessee                              A DIVISION OF COMDISCO, INC.
                                       as Lessor


By:                                    By:
   ------------------------------          ----------------------------------

Title:                                 Title:
      ---------------------------             -------------------------------

Date:                                  Date:
      ---------------------------           ---------------------------------

                                    EXHIBIT A

                              (ON BANK LETTERHEAD)

{DATE)

BENEFICIARY:
Comdisco Laboratory and Scientific Group, a division of Comdisco, Inc., or Transferee
6111 N. River Road
Rosemont, IL 60018

Gentlemen:

We hereby establish our Irrevocable Standby Letter of Credit No. in your favor for account of , for a sum not to exceed AND /100 DOLLARS ($) available by your draft drawn at sight on us -

Draft must be accompanied by: Your statement signed by an officer of Comdisco Laboratory and Scientific Group, a division of Comdisco Inc. certifying that NeoTherapeutics, Inc. has defaulted under that certain Master Lease Agreement dated September 22, 2000 between NeoTherapeutics, Inc. and Comdisco Laboratory and Scientific Group, a division of Comdisco, Inc., and the original of this Letter of Credit.

This Letter of Credit expires __________________. All drafts drawn hereunder must be present for payment at _________________________________________________________ our office at on or before that date.

It is a condition of this Irrevocable Standby Letter of Credit that it shall be deemed automatically extended without amendment for one (1) year from the present or any future expiration date hereof but not beyond end of lease term. Should we elect not to renew this Standby Letter of Credit, we shall notify you of such election 45 days prior to any such date. All notices shall be in writing, sent by certified mail, return receipt requested and addressed to you at the above address, ATTENTION: Credit Manager. Notwithstanding receipt by you of such notice, you may draw hereby by means of your draft on us at sight accompanied by the documents required herein, until such expiration date.

This Letter of Credit may be transferred by you at any time and such transfer shall be deemed effective and binding on us upon receipt of written notice of such transfer from you when accompanied by the original of this Letter of Credit.

We hereby agree that drafts drawn strictly in compliance with the terms of this credit and any amendments thereto shall meet with due honor upon presentation at our office at


                                            --------------------------------
                                            Title

                                    EXHIBIT B

                                LETTER OF CREDIT
                                    AGREEMENT

Stand-by Letter of Credit Agreement dated _______________________, by and between NeoTherapeutics, Inc. ("Lessee") located at 157 Technology Drive, Irvine, CA 92618 and Comdisco Laboratory and Scientific Group, a division of Comdisco, Inc. ("Lessor") with offices at 6111 N. River Road, Rosemont, IL 60018.

WHEREAS, Lessee has requested that Lessor lease various equipment, as further described in the Lease (the "Equipment"), to Lessee; and

WHEREAS, Lessor has agreed to lease the Equipment to Lessee upon the condition that an Irrevocable Stand-by Letter of Credit shall be outstanding for the full term of the Master Lease Agreement to additionally secure Lessee's performance under the Lease.

NOW THEREFORE, in consideration of and as an inducement to Lessor to lease the Equipment to Lessee, the parties hereto agree as follows:

        1. Lessee and Lessor have entered or shall enter into a Master Lease Agreement and one or more Schedules thereunder for leasing the Equipment, (together the "Lease"), all of which shall be covered by the terms of this Agreement.

        2. Concurrently with the execution for this Agreement, Lessee shall cause to be delivered to Lessor in the form attached hereto as Exhibit A, an Irrevocable Stand-by Letter of Credit issued by a bank acceptable to Lessor, which Letter of Credit shall been the amount of AND /100 dollars ($) ("Letter of Credit") and shall be outstanding until __________________, with annual renewals until end of lease term.

        3. Receipt by Lessor of notice that the Letter of Credit will not be renewed on any expiration date, as provided therein, shall constitute a material default by Lessee under the terms and conditions of the Lease. Lessor shall then have the right to draw upon the Letter of Credit up to its full amount and to apply the proceeds as set out in paragraph 4, below, unless at least thirty (30) days prior to said expiration date Lessee replaces the Letter of Credit with a Letter of Credit which has been issued by a bank acceptable to Lessor and has the same terms and conditions as the replaced Letter of Credit.

        4. Upon the occurrence of any Event of Default under the Lease which shall include Amendment 00 1, and at any time while a default is continuing, Lessor shall have the right to draw upon the Letter of Credit up to its full amount and to apply the proceeds thereof first to any reasonable costs and expenses incurred by Lessor in the enforcement of the terms of the Lease and the exercise of its rights and remedies, then to the unpaid balance of all sums payable under the Lease, whether by acceleration or otherwise, with any excess proceeds being refundable to Lessee, and Lessee remaining liable for any deficiency.

        5. Waiver by Lessor of a default shall not constitute a continuing waiver of default, of the same provision or any other provision of the Lease. Additionally, failure of Lessor to draw upon the Letter of Credit at any time shall not be construed as a waiver of Lessor's right to draw upon the Letter of Credit as herein set forth at any other time.

        6. The exercise by Lessor of its rights under this Agreement shall be deemed to be in addition to and not in lieu of any other rights and remedies of Lessor under the Lease, or any other document relating to the Lease and shall not be construed in any manner to represent satisfaction of the obligations of Lessee under or with respect to the Lease.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date set forth above.

NEOTHERAPEUTICS, INC.                  COMDISCO LABORATORY AND SCIENTIFIC GROUP,
as Lessee                              A DIVISION OF COMDISCO, INC.
                                       as Lessor


By:                                    By:
   ------------------------------          ----------------------------------

Title:                                 Title:
      ---------------------------             -------------------------------

Date:                                  Date:
      ---------------------------           ---------------------------------

                                  DRAW REQUEST
                                                            Letter of Credit No.

[date]


Attention:     Letter of Credit Department

Gentlemen:

        The undersigned hereby draws on Irrevocable Standby Letter of Credit No. dated (the "Letter of Credit") issued by you in our favor. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

        In connection with the drawing, the undersigned hereby certifies that:

        (1) Pursuant to Equipment Schedule No. SG-0 1, an Event of Default has occurred thereunder and we are making this drawing under the Letter of Credit pursuant to the Schedule.

        (2) The amount of this request is $, which amount does not exceed the current Letter of Credit amount.

        (3) The date here is not after the Expiration Date.

        IN WITNESS WHEREOF, the undersigned has executed and delivered this request on this day of.

                                       COMDISCO LABORATORY AND SCIENTIFIC GROUP,
                                       A DIVISION OF COMDISCO, INC.


                                       By:
                                          -------------------------------

                                       Title:
                                             ----------------------------